SUBSCRIPTION AGREEMENT AND INVESTMENT
                           REPRESENTATION OF INVESTORS

Accord Advanced Technologies, Inc.
5002 S. Ash Avenue
Tempe, AZ  85282


Gentlemen:

1) Subject to the terms and conditions hereof, the undersigned, intending to be legally bound, hereby irrevocably subscribers for and agrees to accept and subscribe to 83,333 shares of Regulation D. Section 504 Common Stock of Accord Advanced Technologies, Inc., a Nevada corporation (the "Company"), for a total consideration of $250,000, the receipt and sufficiency of which is hereby acknowledged. The 83,333 shares shall be adjusted for the 3-1 stock split announced by the Company, i.e., the adjusted number of shares will be 250,000.

2) In order to induce the company to accept the subscription made hereby, the undersigned hereby represents and warrants to the Company, and each other person who acquires or has acquired the Common Stock, as follows:

     a) The undersigned, if an individual (i) has reached the age of majority in the state in which he resides, and ii) is a bona fide resident and domiciliary (not a temporary or transient resident) of the state set forth beneath his signature below.

     b) The undersigned has the financial ability to bear the economic risk of an investment in the Common Stock and has adequate means of providing for his current needs and personal contingencies, has no need for liquidity in such investment, and could afford a complete loss of such investment. The undersigned's overall commitment to investments that are not readily marketable is not disproportionate to his net worth, and investment in the Company will not cause such overall commitment to become excessive.

     c)  The undersigned meets at least one of the following criteria:

            (i) the undersigned is a natural person whose individual net worth or joint net worth with his spouse, at the time of the purchase of the Common Stock, exceeds one million dollars ($1,000,000); or

            (ii) the undersigned is a natural person and has an individual income in excess of two hundred thousand ($200,000) in each of the two most recent years, or jointly with his spouse in excess of three hundred thousand ($300,000) in each of the two most recent years, and who reasonably expects to achieve at least the same level of income in the current year; or

            (iii) qualifies as an "accredited investor" under Regulation D of the Securities Act of 1933 (the "Act").

     d) The investment is one in which the undersigned is purchasing for himself and not for others.

     e) The investment amount does not exceed ten percent (10%) of the net worth of the undersigned, and the undersigned has the capability to understand the investment and the risk of such investment.

     f) The undersigned has been given full opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of the offering and the business of the Company, and to obtain additional information necessary to verify the accuracy of the information provided him or to obtain such other information as is desired in order to the full satisfaction of the undersigned.

     g) In making his decision to purchase the Common Stock herein subscribed for, the undersigned has relied solely upon independent investigation, and is not subscribing pursuant hereto for any Common Stock as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendee, including the undersigned, has been invited as a result of, subsequent to , or pursuant to any of the foregoing.

     h) The undersigned understands that the Common Stock has not been registered under the Act, in reliance upon specific exemptions from registration thereunder, and agrees that his Common Stock may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except in compliance with the Act and applicable state securities laws. The undersigned has been advised that the Company has no obligation to cause the Common Stock to be registered under the Act or to comply with any exemption under the Act, which would permit the Common Stock to be sold by the undersigned.

3) To the extent the undersigned has the right to rescind his purchase of the Common Stock, which right of recession is hereby offered, the undersigned waives and relinquishes such rights and agrees to accept certificate(s) evidencing such Common Stock.

4) This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the state of Nevada.

5) All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

6) The Common Stock referred to herein may be sold to the subscriber in a transaction exempt under the New York Securities Act. The Common Stock has not been registered under said act in the state of New York. The offering described herein has not been reviewed by the Attorney General of the State of New York, and the Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

IN WITNESS WHEREOF, the undersigned has executed and agrees to be bound by this Subscription Agreement and Investment Representation on the date written below as the Date of Subscription.

                          (TO BE USED FOR INDIVIDUALS)



----------------------------------      -----------------------------------
First Name of Individual                Signature of Individual



----------------------------------      -----------------------------------
State of Residence                      Date of Subscription



                            (TO BE USED FOR PARTNERSHIPS, CORPORATIONS
                                    TRUSTS OR OTHER ENTITIES)



Nismic
----------------------------------      -----------------------------------
Print Name of Entity                    Signature of Authorized Representative




President                               Michael Manis
----------------------------------      -----------------------------------
Capacity of Authorized                  Print Name of Authorized Representative
Representative



New York                                10-6-98
----------------------------------      -----------------------------------
Print Jurisdiction of                   Date of Subscription
Incorporation or Organization

                             SUBSCRIPTION AGREEMENT
                           PRIVATE PLACEMENT OF STOCK

Gentlemen:

This Subscription Agreement has been executed by the undersigned In connection with the private placement of shares consisting of shares of Common Stock (the "Shares") of ACCORD ADVANCED TECHNOLOGIES, INC. (AVTI), a Nevada corporation (the "Company"). The undersigned (sometimes herein referred to as the "Investor") hereby represents and warrants to, and agrees with, the Company as follows:

1.       AGREEMENT TO SUBSCRIBE; PAYMENT: SUBSCRIPTION IRREVOCABLE.

The undersigned hereby subscribes for 127,272 post split Common Shares at a price of $2.75 per Share payable to the Company.

Terms of the Subscription

a. Enclosed herewith is the undersigned's wire verifications in the amount of $350,000 pursuant to the following terms: $100,000 to be wired by October 2,1998. $75,000 per week commencing October 12, 1998 until the entire $350,000 is fully paid. Furthermore, the Investor shall have the right to match any competitive bid proffered to AVTI during the next 12 month period through a 504 D offering.

Note:

   Company will issue 127,272 Common Shares on receipt of the $350,000.

The undersigned understands that, except as provided, as expressly provided herein, this subscription may not be revoked by the undersigned for six months from the date hereof, and that the execution and delivery of this Agreement will not constitute an agreement between the undersigned and the Company until this Agreement has been accepted by the Company, and then subject to the terms and conditions of this Agreement.

THE UNDERSIGNED UNDERSTANDS THAT THIS INVESTMENT IN THE COMPANY IS ILLIQUID AND INVOLVES A HIGH DEGREE OF SPECULATIVE RISK.

2.       QUALIFICATIONS OF INVESTOR.

(a) Accredited Investor Status. The undersigned hereby represents and warrants to the Company that the Investor is an accredited investor inasmuch as the Investor is:

                   (Please check all applicable descriptions)

( ) A bank or savings and loan association, as defined in the Securities Act, whether acting in its individual or fiduciary capacity.

( )      A broker or dealer registered pursuant to the Securities Exchange Act
         Of 1934.

( )      An insurance company, as defined in the Securities Act, as amended.

( ) An investment company registered under the Investment Company Act of 1940.

( ) A business development company, as defined in the Investment Company Act of 1940.

( ) A Small Business Investment Company licensed by the U.S. Small Business Administration.

( ) A plan established and maintained by a state, its political subdivisions or an agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

( ) An employee benefit plan within the meaning of Title I of the Employment Retirement Income Security Act of 1974 (ERISA), if the investment decision with respect to this investment is made by a plan fiduciary, as defined in ERISA, which is either a bank, insurance company, or registered investment advisor, if the employee benefit plan has total assets in excess of $5,000,000.

( ) A private business development company, as defined in the Investment Advisors Act of 1940.

( ) A tax exempt organization defined in Section 501(c)(3) of the Internal Revenue Code, or a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, With total assets in excess OF $5,000,000.

( )      A director or executive officer of the Company.

( ) A natural person whose individual net worth (or joint net worth with that person's spouse) exceeds $1,000,000.

( ) A natural person who had an individual income in excess of $200,000 or with his spouse $300,000 in each of the two most recent years and who reasonably expects an income of at least the same level in the current year.

( ) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

( ) An entity all the equity owners of which may respond affirmatively to any of the preceding paragraphs.

(x)        None of the above.

                          (please check if applicable)

         (x) Alone, or with his purchaser representative, if any, the Investor has such knowledge and experience in financial and business matters that he is capable if evaluating the merits and risks of this transaction and of an investment in the Corporation as provided for in the Memorandum.

(c) Investor Suitability; Illiquidity; Ability to Bear Loss. The Investor has a net worth of at LEAST $650,000 (exclusive of home, furnishings and automobiles), or during the past taxable year, the Investor had, and during the present taxable year, the Investor will have, an annual gross income of at least $200,000 and a net worth of at least $650,000 (exclusive of home, furnishings and automobiles).

         (x) The overall commitment of the undersigned to securities which are not readily marketable is not disproportionate to the Investor's net worth, and his investment in the Shares will not cause his overall commitment to become excessive.

         (x) The undersigned has adequate means of providing for his current needs and personal contingencies, has no need for liquidity in his investment in the Shares, and can sustain a complete loss of his investment in the Shares.

(d) Entity Investors. If the undersigned is other than a natural person, the undersigned represents and warrants that:

         (i) The undersigned has not been formed, reformed or recapitalized for the specific purpose of purchasing the Shares;

         (ii) The undersigned has been duly formed and is validly existing-in good standing under the laws of the jurisdiction of its formation, WITH FILL power and authority to enter into the transactions contemplated by this Agreement; and

         (iii) This Agreement has been duly and validly authorized, executed and delivered by the undersigned and when executed and delivered by the Company, will constitute the valid, binding and enforceable agreement of the undersigned.

3.       ACCESS TO INFORMATION-, INDEPENDENT INVESTIGATION.

  (a) Private Placement Memorandum. The undersigned has not received Private Placement Memorandum dated _______________ but has instead made an independent investigation of the company, its management, its business plan and other related investment information it deems appropriate.

  (b) Independent Investigation; Access. The undersigned, in making the decision to purchase the Shares subscribed for, has relied upon independent investigations made by him and his purchaser representatives (if any), and the undersigned and such representatives (if any) have, prior to any sale to him, been given access and the opportunity to examine all material' books and records of the Corporation, all material contracts and document; relating to this offering and an opportunity to ask questions of, and to receive answers from, the Corporation or any person acting on its behalf CONCERNING the terms and conditions of this offering and to obtain any additional information to the extent the Corporation possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth in the Memorandum.

         The undersigned and the undersigned's advisors, if any, have been furnished with all materials relating to (i) the business, finances and operation of the Company and materials relating to the offer and sale of the Shares. The undersigned and the undersigned's advisors, if any, have received complete and satisfactory answers to any such inquiries.

  (c) No Other Representations. No representations have been made to undersigned or such purchaser representative, if any, concerning the Shares, the Corporation, its business or prospects, or other matters.

  (d) Adequacy of Investigation. The undersigned acknowledges that the undersigned is subscribing for the Shares after what the undersigned deems to be adequate investigation of the business, finances and prospects of the Company by the undersigned and the undersigned's advisors, if any.

  (e) No Governmental Recommendation or Approval. The undersigned understands that no federal, state or other United States agency has passed on or made any recommendation or endorsement of the Shares.

4.       INVESTMENT REPRESENTATIONS.

  (a) Shares Not Registered; Indefinite Holding. The undersigned has been advised by the Company, and understands, that the undersigned must bear the economic risk of an investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and the Company is under no obligation to register the Shares. Therefore, the Shares must be held by the undersigned unless they are subsequently registered under the Securities Act or an exemption from such registration is available for the transfer of the Shares.

  (b) Purchase for own Account. The ;undersigned represents that the Shares are being acquired solely for the undersigned's own account for investment and not with a view toward, or for resale in connection with, any "distribution" (as that term is used in the Securities Act and the Rules and Regulations thereunder) of all or any portion thereof.

  (c) No Disposition of Shares Without Securities Law Compliance. The undersigned agrees not to subdivide the Shares or to offer, sell, pledge, hypothecate or otherwise transfer or dispose of any of the Shares in the absence of an effective registration statement under the Securities Act covering such disposition, or an opinion of counsel, satisfactory to the Company and its counsel, to the effect that registration under the Securities Act is not required in respect to such transfer or disposition.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN AVAILABLE EXEMPTION UNDER FEDERAL AND, OR STATE SECURITIES LAWS.

5.       INDEMNIFICATION.

The undersigned agrees to indemnify and hold the Company, its officers, directors and stockholders or any other person who may be deemed to control the Company harmless from any loss, liability, claim, damage or expense, arising out of the inaccuracy of any of the above representations, warranties or statements or the breach of any of the agreements contained herein, and this indemnification shall survive the purchase and sale of the Shares subscribed for herein.

6.       BLUE SKY NOTICES.

Exempt in the State of Nevada
US Company incorporated in Nevada

7.       CLOSING DATE.

         The date of the dosing of the sale of the Shares (the "Closing") shall be the date specified in written notice from the Company to the undersigned, which date shall be no later than 5 days after the date of such notice. The Closing shall take place at the offices of the Company located at 5002 South Ash Avenue, Tempe, Arizona 85282, or at such other place as may be designated by the Company in the above notice and shall be at such time specified in such notice.

8.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         Investor understands that the Company's obligation to sell the Stock is conditioned upon:

  (a) the receipt and acceptance by the Company of satisfactory Subscription Agreements for all of the Shares to be offered;

  (b) the simultaneous or substantially simultaneous sale of at least 60% of the Shares;

  (c) an Opinion of Counsel that the collective subscribers are unaffiliated and not control by one or more affiliated or related persons;

  (d)    the offering not being sooner terminated by the Company pursuant to
         Section 10 hereof.

9.       CONDITIONS TO INVESTOR'S OBLIGATION TO PURCHASE.

Investor's obligation to purchase the Stock in accordance with the terms of this Subscription Agreement is conditioned upon:

(i) the simultaneous or substantially simultaneous sale of all the Shares offered.

10.      TERMINATION OF THE OFFERING

Investor and company acknowledge that the offering of the Stock can not be terminated after money has changed hands. Prior to this, Investor acknowledges that the offering of the stock can be terminated at any time by the company prior to the closing regardless of whether this Subscription Agreement had theretofore been accepted by the company. In the event of such termination this Subscription Agreement, and the parties' obligations hereunder, shall terminate.

11.      GOVERNING LAW.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, this Subscription Agreement was duly executed on the 1st day of October, 1998.

INVESTOR                                ACCORD ADVANCED TECHNOLOGIES, INC.

By: /s/                                 /s/ Travis Wilson
--------------------------------        -----------------------------------
Title:                                  Travis Wilson
     For ECB International ....         Title: President/CEO

                                ESCROW AGREEMENT

This agreement entered into this 1st day of October, 1998 by and between Accord Advanced Technologies, Inc. (AVTI) Davis, McKee & Forshey P.C. Attorneys At Law (Escrow Agent) and Tantay/Investor. The Investor has purchased common shares of AVTI pursuant to Regulation D Section 504 under terms and conditions set forth in a certain Subscription Agreement dated October 1, 1998. The Escrow Agent has agreed to hold said certificates evidencing the above mentioned sale in safekeeping at its office located at 5338 North Seventh Street, Suite A201, Phoenix, AZ 85014 for a period of one year or until further written instructions mutually agreed upon from both the Investor and AVTI. The Investor hereby agrees to place said certificates in the custody of the Escrow Agent and agrees not to attempt to sell or make any representations that said shares can be sold during this lock-up period of time.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Arizona.

IN WITNESS WHEREOF, this Escrow Agreement was duly executed on the 1st day of October, 1998.


INVESTOR                                ACCORD ADVANCED TECHNOLOGIES, INC.

By: /s/                                 /s/ Travis Wilson
--------------------------------        -----------------------------------
Title:                                  Travis Wilson
     For ECB International ....         Title: President/CEO


ESCROW AGENT
DAVIS, MCKEE & FOREHEY

By: /s/
--------------------------------